EXHIBIT 10.12

PLEDGE AGREEMENT

                                THIS PLEDGE AGREEMENT is entered into as of this 9th day of August, 2001, by and between LIQUITEK ENTERPRISES, INC., a Nevada corporation (“LEI”), Draper, Utah 84020  (the “Pledgor”), and BRUCE H. HAGLUND, ESQ., of Gibson, Haglund & Paulsen, #2 Park Plaza, Suite 450, Irvine, California  92614 (the “Agent”), and BART C. WARNER REVOCABLE TRUST, whose address is 2240 South 5370 West, West Valley City, Utah  84120  (the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Secured Promissory Note dated as of the date hereof (the “Note”) between the Pledgor and the Lender (the “Lender”), a copy of which is attached hereto as Exhibit “A” and incorporated by reference herein, the Lender is simultaneously herewith loaning to LEI $1,200,000.00 aggregate principal amount due August 9, 2002; and

                WHEREAS, as set forth in the Note, the Pledgor has granted a security interest to the Lender in 1,932,300 shares of common stock (the “Thermoflow Shares”) of Thermoflow Corporation (“Thermoflow”), which represent all of the issued and outstanding shares of Thermoflow; and

WHEREAS, as a condition to the loan by the Lender and to facilitate its conversion privilege hereunder, the Pledgor has agreed to deposit the Thermoflow Shares with the Agent for the benefit of the Lender, as more fully set forth herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions.  For the purposes hereof unless the context otherwise requires, the following terms shall have the meanings indicated:

                                1.1           “Collateral” shall mean (i) the Thermoflow Shares (hereinafter jointly referred to as the “Pledged Securities”), (ii) all proceeds of the Pledged Securities, and (iii) all other monies, securities or other property at any time and from time to time receivable or otherwise distributed in respect of, or in exchange for, any of the Pledged Securities or such additional securities.

                                1.2           “Event of Default” shall mean an Event of Default as defined in the Note.

                                1.3           “Obligations” shall mean the obligations of the Pledgor under the Purchase Agreement, the Note and this Agreement.

2.             Pledge.  As security for the payment and performance in full of all of the Obligations, the Pledgor hereby grants and pledges to the Agent for the benefit of the Lender, and hereby grants to the Lender a security interest in, the Collateral.

3.             Delivery of Collateral to Agent. The Agent hereby acknowledges the prior delivery of certificates representing all shares of the Pledged Securities, accompanied by stock powers or instruments of transfer, as the case may be, duly executed in blank by the Pledgor.

4.             Registration in Nominee Name; Denomination. The Agent shall have the duty (i) to hold the certificates or other instruments or documents representing any of the Collateral in its own name, the name of its nominee or in the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent, and (ii) at the election of the Lender to exercise its conversion privilege or upon the occurrence and during the continuation of an Event of Default, to exchange the certificates or other instruments or documents representing the Collateral for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

5.             Representations, Warranties and Covenants of the Pledgor.  The Pledgor hereby represents and warrants to, and/or covenants and agrees with, the Agent as follows:

                                5.1           this Pledge Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, subject (i) as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and other laws affecting creditors rights generally and to moratorium laws from time to time in effect, and (ii) to general equitable principles;

                                5.2           the Pledgor has good title to the Collateral;

                                5.3           the Collateral is not subject to any other liens, security interests or encumbrances;

                                5.4           the Pledgor has the right to pledge and to grant the security interest in the Collateral free of any encumbrances, and without the consent of the creditors of the Pledgor or any other person or any governmental authority whatsoever;

                                5.5  there is no material pending legal or governmental proceeding to which the Pledgor is a party or to which any of its properties is subject, which proceeding will materially affect (i) the Pledgor’s ability to perform its obligations hereunder or (ii) the Collateral;

                                5.6           this Pledge Agreement creates in favor of the Lender a valid, binding and enforceable security interest in, and lien upon, all right, title and interest of the Pledgor in the Collateral and, upon delivery of the Collateral to the Agent, the Lender will have a fully perfected first and prior security interest in and lien upon all right, title and interest of the Pledgor in the Collateral; and

                                5.7           the Pledgor will not create or permit to exist any lien, security interest or encumbrance on the Collateral except as permitted by this Agreement.

6.             Voting Rights; Dividends; Etc.

                                6.1           The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to owners of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof, at all times, except as expressly provided in Section 6.3 below.

                                6.2           Any dividends or distributions of any kind whatsoever (in cash or otherwise) received by the Pledgor, whether declared on a regular, periodic basis or resulting from a subdivision, combination, or reclassification of the outstanding capital stock of the issuer, in respect of the Pledged Securities, or received in exchange for the Pledged Securities, or other Collateral or any part thereof or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the issuer may be a party, or otherwise, shall, be and become part of the Collateral pledged hereunder and shall immediately be delivered to the Agent to be held subject to the terms hereof.

                                6.3           Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to Section 6.1 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers.

7.             Remedies Upon Default.

                                7.1           If an Event of Default shall have occurred and be continuing, the Lender may take possession of the Collateral, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate subject to the terms hereof or as otherwise provided in the Utah Uniform Commercial Code.  The Lender shall be authorized at any such sale (if it deems it advisable so to do) to restrict to the full extent permitted by applicable law the prospective bidders or the Lender to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Agent shall have the right to assign, transfer, and deliver to the the Lender or the Lender thereof the Collateral so sold.  Each such the Lender at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

                                7.2           The Lender shall give the Pledgor ten calendar days written notice of its intention to make any such public or private sale, or sale at any broker’s board or on any such securities exchange, or of any other disposition of the Collateral.  Such notice, in the case of public sale, shall state the time and place for such sale and, in the case of sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and shall state in the notice of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine.  The Lender shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Collateral may have been given.  The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold shall be retained by the Agent until the sale price is paid by the the Lender or the purchasers thereof, but the Agent shall not incur any liability in case any such if the Lender or the purchaser shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any sale or sales made pursuant to this Section 7, the Lender may bid for or purchase, free from any claim or right of whatsoever kind, including any equity of redemption, of the Pledgor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any or all of the Collateral offered for sale, and may make any payment on the account thereof by using any claim for moneys then due and payable to the Lender by the Pledgor as a credit against the purchase price; and the Agent, upon compliance with the terms of sale, may hold, retain and dispose of the Collateral without further accountability therefor to the Pledgor or any, third party.  The Agent shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof and shall not be chargeable with any of the obligations or liabilities of the Pledgor with respect thereto.  As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose upon the Collateral under this Pledge Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts having competent jurisdiction.

8.             Application of Proceeds of Sale.  The proceeds of sale of the Collateral sold pursuant to Section 7 hereof shall be distributed by the Agent (after deduction of all costs and expenses incurred by the Agent while acting pursuant to this Pledge Agreement, including, without limitation, reasonable attorneys’ fees and expenses) to the holder of the Note, to be applied by the holder to the Obligations in such manner as it may deem appropriate.

9.             Agent Appointed Attorney-in-Fact. Upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby appoints the Agent its attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and the pledge of, and the grant of a security interest in, the Collateral hereunder and the taking of any action and the execution of any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Agent shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend or other distribution payable in respect of the Collateral or any part thereof and to give full discharge for the same.

10.           Federal Securities Laws.  In view of the position of the Pledgor in relation to the Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being hereinafter called the “Federal Securities Laws”), with respect to any disposition of the Collateral permitted hereunder.  The Lendor understands that compliance with the Federal Securities Laws may very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Collateral, and may also limit the extent to which or the manner in which any subsequent transferee of any Collateral may dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or any part of the Collateral under applicable blue sky or other state securities laws, or similar laws analogous in purpose or effect.  Under applicable law, in the absence of an agreement to the contrary, the Agent may perhaps be held to have certain general duties and obligations to the Pledgor to make some effort towards obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price.

11.           Financing Statements.  So long as the Obligations are outstanding and the security interest hereunder shall not have terminated in accordance with Section 13 hereof, the Pledgor agrees to execute and deliver to the Agent such UCC financing statements and any amendments thereto or continuations thereof and any other documents or instruments and to give such notices as the Lender may deem necessary or desirable to perfect the lien of the Lender on the Collateral.  If the Pledgor does not execute and deliver to the Lender any such financing statement, amendment or other document or instrument or give such notice within five calendar days after requested by the Lender, then the Lender is hereby authorized by the Pledgor to file such items or give such notice, without the signature of the Pledgor or require the Agent to execute such items as attorney-in-fact for the Pledgor.  The Pledgor further authorizes the Agent, upon the occurrence and during the continuation of an Event of Default, to notify any obligors on instruments that all sums payable to the Pledgor relating to the collateral shall be paid directly to the Lender.

12.           Further Assurances.  Upon the request of the Lender, the Pledgor hereby agrees duly to execute and deliver, or cause to be duly executed and delivered, from time to time, at the cost and expense of the Pledgor, such further instruments as may be necessary or proper, in the reasonable judgment of the Lender, to carry out the provisions and purposes of this Pledge Agreement and to do all things necessary or advisable, in the judgment of the Lender, to perfect and preserve the pledge and the security interests of the Lender hereunder and in the Collateral or any portion thereof.

13.           Release of Collateral.

                                13.1         The pledge and grant of the security interest in all of the Collateral hereunder shall terminate upon payment in full of the Obligations or conversion, redemption or prepayment in full of all of the Notes pursuant to Section 2 of the Purchase Agreement.

                                13.2         At such time as the pledge and security interest hereunder shall terminate, the Lender shall, if requested by the Pledgor, execute such UCC termination statements or other documents as Pledgor may reasonably request, and assign and deliver to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof, together with appropriate instruments of reassignment and release and share certificates representing the Collateral and any stock power or instrument of transfer executed in blank, as the case may be, then remaining in the possession or under the control of the Lender or the Agent.  Any such reassignment shall be without recourse upon or warranty by the Lender (other than as to such Collateral being free of any lien or encumbrance created by the Lender) and at the expense of the Pledgor.

14.           Notices.  Notices and other communications provided for herein shall be in writing and shall be delivered by hand or shall be sent by telecopy (and if sent by telecopy, shall be confirmed by registered mail, return receipt requested, or by overnight mail or courier, postage and delivery charges prepaid), to the following addresses:

if to the Pledgor:

Liquitek Enterprises, Inc.

Attention:  Chief Executive Officer

1350 East Draper Parkway

Draper, Utah 84020

Phone Number:     (801) 553-8753

Fax Number:                                          (801) 552-8768

if to the Agent:

Bruce H. Haglund, Esq.

Gibson, Haglund & Paulsen

2 Park Plaza, Suite 450

Irvine, California  92614

Phone Number:     (949) 752-1100

Fax Number:                                          (949) 752-1144

if to the Lender:

Bart C. Warner Revocable Trust

Attention:

2240 South 5370 West

West Valley City, Utah  84120

Phone Number:     (801) 978-8016

Fax Number:                                          (801) 978-8010

with a copy to:

Mark S. Swan, Esq.

Richer, Swan & Overholt

6925 South Union Park Center, Suite 450

Midvale, Utah  84047

Phone Number:     (801) 561-4750

Fax Number:                                          (801) 561-4744

Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telecopy, when received.  Addresses may be changed upon notice of such change given as provided in this Section 14.

15.           Survival of Representations and Warranties.  All covenants, agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the purchase by the Lender, and the execution and delivery, of the Notes pursuant to the Purchase Agreement, and shall continue in full force and effect until the payment in full of the Obligations or the, conversion, redemption or prepayment of all of the Notes pursuant to Section 2 of the Purchase Agreement, regardless of the release of part or all of the Collateral pursuant to the provisions of Section 13 hereof.

16.           Successors.  Whenever in this Pledge Agreement any of the parties hereto is referred to such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the parties which are contained in this Pledge Agreement shall bind and inure to the benefit of the successors and assigns of all other parties.

17.           Reimbursement of Agent.  The Pledgor agrees to pay all costs and fees of the Agent resulting from this Pledge Agreement and to indemnify and hold the Lender harmless from and against any and all such costs.

18.           Indemnification by Pledgor.  The Pledgor hereby indemnities and holds harmless the Lender (to the fullest extent permitted by applicable law) from and against, and agrees that the Lender shall have no liability or obligation arising out of, any and all claims, demands, losses, judgments, liabilities, penalties and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) of any nature whatsoever, arising out of or related to this Pledge Agreement or the Collateral, including with respect to the Collateral any such claims (i) asserted before the taking of actual possession or control of the relevant Collateral by the Lender pursuant to this Pledge Agreement, (ii) arising out of any act of, or omission to act on the part of, any party prior to such taking of actual possession or control by the Lender (whether asserted before or after such taking of possession or control), or (iii) arising out of any act on the part of the Pledgor, its agents or affiliates before or after the commencement of such actual possession or control by the Lender.

All indemnities contained in this Section 18 shall survive the expiration or earlier termination of this Pledge Agreement.

19.           Governing Law.  This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of Utah (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

20.           Failure to Act Not a Waiver.  Neither any failure to exercise, nor any delay on the part of the Agent in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

21.           Modification.  No modification, amendment or waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances.

22.           Severability.  In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.  To the extent permitted by applicable law, the parties hereby waive any provision of law that may render any provision hereof invalid, illegal or unenforceable in any respect.

23.           Counterparts.  This Pledge Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

24.           Headings.  The headings and captions of this Pledge Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

(The remainder of this page is intentionally blank.  The signature page follows.)

IN WITNESS WHEREOF, the Pledgor and the Agent have caused this Secondary Pledge Agreement to be executed by their respective duly authorized officers, all as of day and year first above written.

The Pledgor:		LIQUITEK ENTERPRISES, INC.

By:
Lester W.B. Moore, President/CEO

The Agent:

BRUCE H. HAGLUND

The Lender:		BART C. WARNER REVOCABLE TRUST

By:
, Trustee